UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Pioneer Natural Resources Company
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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PIONEER NATURAL
RESOURCES COMPANY
5205 North O’Connor Boulevard
Suite 200
Irving, Texas 75039

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF PIONEER NATURAL RESOURCES COMPANY TO BE HELD ON FRIDAY, MAY 14, 2010
To the Stockholders of Pioneer Natural Resources Company:
The Annual Meeting of Stockholders of Pioneer Natural Resources Company (the “Company”) will be held at 5205 North O’Connor Boulevard, Irving, Texas 75039, Suite 250, on Friday, May 14, 2010, at 9:00 a.m., Central Time. The Annual Meeting is being held for the following purposes:
1.	To elect three Class I directors, each for a term of three years.

2.	To ratify the selection of Ernst & Young LLP as the auditors of the Company for 2010.

3.	To consider a stockholder proposal relating to majority voting for Directors.

4.	To transact such other business as may properly come before the Annual Meeting.
The Board of Directors unanimously recommends that stockholders vote FOR Items 1 and 2 and makes no recommendation as to item 3.
This Notice also constitutes notice of the 2010 Annual Meeting of Stockholders of the Company. The Board of Directors has fixed the close of business on March 18, 2010 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.
This Notice is being mailed to stockholders on or about April 1, 2010. Stockholders are cordially invited to attend the Annual Meeting and vote in person. Directions to attend the Annual Meeting can be found at www.cstproxy.com/pioneer/2010.
You may vote your proxy when you view the material on the internet. You will be asked to follow the prompts to vote your shares.

The Proxy Materials are available for review at:
www.cstproxy.com/pioneer/2010

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THIS AREA LEFT BLANK
INTENTIONALLY

Vote Your Proxy on the Internet
Go to www.continentalstock.com
Have this notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

PIONEER NATURAL RESOURCES COMPANY
5205 North O’Connor Boulevard
Suite 200
Irving, Texas 75039
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR PIONEER NATURAL RESOURCES COMPANY’S ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, MAY 14, 2010
This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. A complete set of proxy materials, which includes Notice of Meeting, Proxy Statement, Annual Report and Proxy Card, is available to you on the internet.
The Company’s Proxy Statement, Annual Report and other proxy materials are available at:
www.cstproxy.com/pioneer/2010
If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 6, 2010 to facilitate timely delivery.
You can request a copy of the proxy materials for all meetings and for the particular meeting to which this notice relates in one of three ways:
1.	By calling toll-free 1-888-221-0690

2.	By sending an email to proxy@continentalstock.com (Please type Pioneer and your account number in the subject line.)

3.	By logging onto: www.cstproxy.com/pioneer/2010

Make sure to have this notice available when you:
•	Request a paper or email copy of the proxy materials

•	When you want to view your proxy materials on the internet

•	When you want to vote your proxy on the internet
You must reference your company ID, 9-digit proxy number and 10-digit account number located on the reverse side.